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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                      September 11, 1998
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              (Date of earliest event reported)


                    ISB Financial Corporation
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     (Exact name of registrant as specified in its charter)


Louisiana                             0-25756              72-1280718
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
 of incorporation)                                        Identification No.)

1101 East Admiral Doyle Drive, New Iberia, Louisiana          70560
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(Address of principal executive offices)                    (Zip Code)


                            (318) 365-2361
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         (Registrant's telephone number, including area code)


                           Not Applicable
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   (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
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    On September 11, 1998, IBERIABANK, the wholly owned subsidiary of ISB
Financial Corporation (the "Company"), completed the acquisition (the "Acquisition") of 17 full-service branch offices with aggregate deposits of approximately $454 million from The First National Bank of Lafayette ("First National") and Central Bank, Monroe, Louisiana, subsidiaries of the former First Commerce Corporation, which has been acquired by BancOne Corporation. Seven of the offices with aggregate deposits of approximately $202 million are in the Lafayette market area and were operated as offices of First National, and ten of the offices with aggregate deposits of approximately $252 million are in the Monroe market area and were operated as offices of Central Bank. IBERIABANK paid a premium of 6.45% for the acquired deposits. In addition to the branch offices and deposits, IBERIABANK acquired approximately 7,800 loans with an aggregate balance of approximately $127 million for a purchase price equal to the adjusted book value of such loans. Other than the Acquisition, there is no material relationship between the Company (including IBERIABANK) and the former First Commerce Corporation (including First National and Central Bank).

    The Company issued a press release on September 11, 1998 with respect to the Acquisition which is attached hereto as an exhibit to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (a)(b)   Pursuant to the requirements of Item 7(a)(4) and Item 7(b)(2) of
Form 8-K, the Company will file an amendment hereto within sixty (60) days of the due date of this Current Report containing any financial information and exhibits required by Item 7.

    (c)  Exhibits:

          10.1 Office Purchase and Assumption Agreement between First National and IBERIABANK, dated as of June 4, 1998 (without Schedules)*

          10.2 Office Purchase and Assumption Agreement between Central Bank and IBERIABANK, dated as of June 4, 1998 (without Schedules)*

          99       Press Release, dated as of September 11, 1998
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          *        Incorporated herein by reference to the Company's Form 8-K, dated June 4, 1998.


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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             ISB FINANCIAL CORPORATION



Date: September 24, 1998    By:  /s/ Larrey G. Mouton
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                                  Larrey G. Mouton
                                  President and Chief Executive Officer

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